Exhibit 10.1

                       (U.S. ACCREDITED SUBSCRIBERS ONLY)

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED
HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                           SKY HARVEST WINDPOWER CORP.

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                                     SHARES

                           INSTRUCTIONS TO SUBSCRIBER

1.   THIS SUBSCRIPTION FORM is for use by United States accredited investors.

2.   COMPLETE  the  information  on page 2 of this  Subscription  Agreement.

3.   COMPLETE:

     (a)  a   US   Investor   Questionnaire   (the   "US   ACCREDITED   INVESTOR
          QUESTIONNAIRE") attached as Exhibit A to this Subscription Agreement; AND

     (b)  a   Canadian   Investor    Questionnaire   (the   "CANADIAN   INVESTOR
          QUESTIONNAIRE",   and  together  with  the  US   Accredited   Investor
          Questionnaire, the "QUESTIONNAIRES") attached as Exhibit B hereto.

4. RETURN THIS SUBSCRIPTION AGREEMENT TOGETHER WITH THE SUBSCRIPTION PROCEEDS PAID BY CERTIFIED CHEQUE OR BANK DRAFT TO:

     Sky Harvest Windpower Corp.
     Attention: President,  890 West Pender Street, Suite 710,
                Vancouver, BC, Canada  V6C 1J9
     Fax: 604-626-4551
     Email: abramgmt@shaw.ca

     THE SUBSCRIPTION AMOUNT MAY BE WIRED TO THE COMPANY PURSUANT TO WIRING INSTRUCTIONS THAT WILL BE PROVIDED TO THE SUBSCRIBER (AS DEFINED HEREIN) UPON REQUEST.

5.   All other information must be filled in where appropriate.

             This is Page 2 of 16 pages of a subscription agreement and related appendices, schedules and forms. Collectively, these pages together are referred to as the "Subscription Agreement".

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: Sky Harvest Windpower Corp. (the "ISSUER"), of 890 West Pender Street, Suite 710, Vancouver, BC, Canada V6C 1J9

Subject and pursuant to the terms set out in the Terms on pages 3 to 5, the General Provisions on pages 5 to 13, the Questionnaires and the other schedules and appendices attached which are hereby incorporated by reference, the undersigned subscriber (the "SUBSCRIBER") hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

                             ________________ SHARES

US$0.25 per Share for a total purchase price of US$_____________

The Subscriber or the Beneficial Purchaser owns, directly or indirectly, the following securities of the Issuer:

--------------------------------------------------------------------------------

[CHECK IF APPLICABLE] The Subscriber or the Beneficial Purchaser is [ ] an insider of the Issuer.

The  Subscriber   directs  the  Issuer  to  issue,   register  and  deliver  the
certificates representing the Shares as follows:

REGISTRATION INSTRUCTIONS                                      DELIVERY INSTRUCTIONS

-----------------------------------------                      -----------------------------------------
Name to appear on certificate                                  Name and account reference, if applicable

-----------------------------------------                      -----------------------------------------
Account reference if applicable                                Contact name

-----------------------------------------                      -----------------------------------------
Address                                                        Address

                                                               -----------------------------------------
                                                               Telephone Number

EXECUTED BY THE SUBSCRIBER THIS ____ DAY OF  ______________,  2011. BY EXECUTING
THIS SUBSCRIPTION  AGREEMENT,  THE SUBSCRIBER  CERTIFIES THAT THE SUBSCRIBER AND
ANY  BENEFICIAL  PURCHASER FOR WHOM THE SUBSCRIBER IS ACTING ARE RESIDENT IN THE
JURISDICTION  SHOWN AS THE  "ADDRESS OF  SUBSCRIBER"  OR "ADDRESS OF  BENEFICIAL
PURCHASER", RESPECTIVELY.

                EXECUTION BY SUBSCRIBER:                                  DETAILS OF BENEFICIAL PURCHASER
                                                                         (IF NOT THE SAME AS SUBSCRIBER)

X
-----------------------------------------
Signature of individual (if Subscriber IS an individual)

X
-----------------------------------------                      -----------------------------------------
Authorized signatory (if Subscriber IS NOT an individual)     Name of Beneficial Purchaser (PLEASE PRINT)

-----------------------------------------                      -----------------------------------------
Name of Subscriber (PLEASE PRINT)                             E-mail address of Beneficial Purchaser

-----------------------------------------                      -----------------------------------------
Name of authorized signatory (PLEASE PRINT)                   Telephone Number of Beneficial Purchaser

-----------------------------------------                      -----------------------------------------
Address of Subscriber                                          Address of Beneficial Purchaser (residence)

-----------------------------------------
Telephone Number of Subscriber                                Accepted this ____ day of _______________, 2011

                                                              SKY HARVEST WINDPOWER CORP.

-----------------------------------------                      -----------------------------------------
E-mail address of Subscriber                                  Per:

-----------------------------------------                      -----------------------------------------
Social Security/Tax I.D. No. of Subscriber                    Authorized Signatory

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 3 to 5, the General Provisions on pages 5 to 13, the Questionnaires and the other schedules and appendices incorporated by reference.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 3 OF 16

                                      TERMS

Reference date of this
Subscription Agreement          __________________, 2011 (the "AGREEMENT DATE").

                                 THE US OFFERING

The Issuer                      Sky Harvest Windpower Corp. (the "ISSUER").

US Offering                     The  offering  in the  US  (the  "US  OFFERING")
                                consists of up to ____________ shares of common stock (each a "SHARE") of the Issuer.

Issue Price                     $0.25 per Share.

Concurrent Non-US Offering      Issuer  is  also   concurrently   offering   the
                                ____________ Shares on similar terms in an offering (the "CONCURRENT NON-US OFFERING") by way of private placement to offshore subscribers that are not U.S. Persons.

Total Amount pursuant to the:   Up to $____________ from the sale of Shares.
(i) US Offering and the
(ii) Concurrent Non-US Offering

Selling Jurisdictions           The Shares may be sold in  jurisdictions  in the
                                US where they may be lawfully sold (the "SELLING
                                JURISDICTIONS").

Exemptions                      The offering will be made in accordance with the
                                following exemptions:

                                (a)   the  Accredited   Investor   exemption  as
                                      provided by Rule 506 of Regulation D promulgated under the 1933 Act;

                                (b) one of categories of registration and prospectus exemptions provided in National Instrument 45-106 ("NI 45-106") of the Canadian Securities Administrators adopted by the British Columbia Securities Commission (the "BCSC") and other provincial securities commissions; and

                                (c)   such other  exemptions as may be available
                                      the   securities   laws  of  the   Selling
                                      Jurisdictions.

Registration of Securities      The  Shares  will  not be  registered  with  the
                                United States Securities and Exchange Commission
                                (the "SEC").

Resale restrictions and
legends The Subscriber acknowledges that any resale of any of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States. The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

                                The Subscriber acknowledges that in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber's ability to resell any of the Shares in Canada under (i) the SECURITIES ACT (British Columbia) (the "BC ACT")
                                (ii) the applicable provincial securities laws and British Columbia Instrument 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKETS ("BCI 51-509") as adopted by the BCSC, (iii) National Instrument 45-102 - RESALE OF SECURITIES ("NI 45-102") as adopted by the Canadian Securities Administrators (the "CSA").and (iv) the securities laws, regulations, rules and policies of the securities commissions or other regulatory bodies having jurisdiction in Canada (the

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 4 OF 16


                                "CANADIAN SECURITIES LAWS" and when referred to collectively with the BC Act, BCI 51-509 and NI 45-102, the "APPLICABLE CANADIAN SECURITIES LAWS").

                                The    Subscriber    acknowledges    that    the
                                certificates representing the Shares will bear the following legends:

                                "THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

                                The Subscriber and any Beneficial Purchaser are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Closing Date                    The  completion  of the sale and purchase of the
                                Shares will take place in one or more closings, on a date or dates as agreed to by the Issuer and the Subscriber (the "CLOSING DATE").

Use of Proceeds                 The Issuer  intends to use the proceeds from the
                                sale of the Shares for its wind power projects and working capital purposes.

                                   THE ISSUER

Jurisdiction of organization    The Issuer is incorporated under the laws of the
                                State of Nevada.

Market Certain market makers make market in the Issuer's shares of common stock on the Financial Industry Regulatory Authority's OTC Bulletin Board.

Commissions with Jurisdiction
Over the Issuer                 The  "COMMISSIONS  WITH  JURISDICTION  OVER  THE
                                ISSUER"  are the United  States  Securities  and
                                Exchange   Commission,   any  applicable   state
                                securities   regulators,   the   BCSC   and  any
                                provincial securities commissions in Canada.

Securities  Legislation
Applicable the Issuer           The  "SECURITIES  LEGISLATION  APPLICABLE TO THE
                                ISSUER" is the 1933 Act, to 1934 Act, any applicable state securities laws, the BC Act and any applicable provincial securities laws. END
                                OF TERMS

                               GENERAL PROVISIONS

1. DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 5 to 13 and the other schedules and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

     (a)  "1933 ACT" means the United States Securities Act of 1933, as amended;

     (b) "1934 ACT" means the United States Securities Exchange Act of 1934, as amended;

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 5 OF 16


     (c) "APPLICABLE LEGISLATION" means the Securities Legislation Applicable to the Issuer (as defined on page 5) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions (as defined herein);

     (d)  "BC ACT" has the meaning ascribed to it in the Terms;

     (e)  "BCI 51-509" has the meaning ascribed to it in the Terms;

     (f)  "BC LEGEND" has the meaning ascribed to it in section 4.3 hereto.

     (g)  "BCSC" has the meaning ascribed to it in the Terms;

     (h) "BENEFICIAL PURCHASER" means a person for whom the Subscriber is acting in purchasing the Shares who will be the beneficial owner of the Shares within the meaning attributed to it by Rule 13d-3 adopted by the SEC under the 1934 Act;

     (i)  "CLOSING" means the completion of the sale and purchase of the Shares;

     (j)  "CLOSING DATE" has the meaning ascribed to it in the Terms;

     (k)  "COMMON STOCK" has the meaning ascribed to it in the Terms;

     (l) "COMMISSIONS" means the Commissions with Jurisdiction over the Issuer (as defined on page 5) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

     (m) "CONCURRENT NON-US OFFERING" has the meaning ascribed to it in the Terms;

     (n) "FINAL CLOSING DATE" means the final closing date of the US Offering and Concurrent Non-US Offering, whichever is later. In the event that the Concurrent Non-US Offering does not close the Final Closing Date shall be the Closing Date;

     (o)  "GENERAL   PROVISIONS"   means  those  portions  of  the  Subscription
          Agreement headed "GENERAL PROVISIONs" and contained on pages 5 to 13;

     (p)  "ISSUER" has the meaning ascribed to it in the Terms;

     (q)  "NI 45-106" has the meaning ascribed to it in the Terms;

     (r) "PRIVATE PLACEMENT" means the offering of the Shares on the terms and conditions of this Subscription Agreement;

     (s)  "SHARE" has the meaning ascribed to it in the Terms;

     (t)  "SEC" has the meaning ascribed to in the Terms;

     (u)  "SELLING JURISDICTIONS" has the meaning ascribed to it in the Terms;

     (v)  "SUBSCRIBER" means a U.S. person;

     (w) "SUBSCRIPTION AGREEMENT" means the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 5 to 13, the Questionnaires and the other schedules and appendices incorporated by reference; and

     (x) "TERMS" means those portions of the Subscription Agreement headed "Terms" and contained on pages 3 to 5.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 6 OF 16


     (y)  "US OFFERING" has the meaning ascribed to it in the Terms;

     (z) "U.S. PERSON" has the meaning as defined by Regulation S under the U.S. Securities Act which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States;

1.2 In the Subscription Agreement, the following terms have the meanings defined in Regulation S of the 1933 Act ("REGULATION S"): "DIRECTED SELLING EFFORTS", "FOREIGN ISSUER", "SUBSTANTIAL U.S. MARKET INTEREST", "U.S. PERSON" and "UNITED STATES".

1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated in US dollars.

1.4 In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2. ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

2.1 ACKNOWLEDGEMENTS AND AGREEMENTS OF SUBSCRIBER

The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Beneficial Purchaser for whom the Subscriber is contracting hereunder) that:

     (a) none of the Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

     (b) the Subscriber acknowledges that the Issuer has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act or any other securities legislation;

     (c) by completing the Questionnaires, if applicable, the Subscriber is representing and warranting the Subscriber is an "ACCREDITED INVESTOR", as the term is defined in Regulation D of the 1933 Act and that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in NI 45-106;

     (d) the decision to execute this Subscription Agreement and acquire the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the SEC in compliance, or intended compliance, with applicable securities legislation;

     (e) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

     (f) the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber's lawyer and/or advisor(s);

     (g) all of the information which the Subscriber has provided to the Issuer is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 7 OF 16


          this  Subscription   Agreement  being  executed  by  the  Issuer,  the
          Subscriber will immediately provide the Issuer with such information;

     (h) the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Questionnaires and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement or the Questionnaires;

     (i) the Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Subscription Agreement, the Questionnaires or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith;

     (j) the Issuer will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with any other applicable securities laws;

     (k) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

          (i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

          (ii) applicable resale restrictions;

     (l) in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber's ability to resell any of the Shares in Canada under the BC Act and BCI 51-509;

     (m) the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus to issue the Shares and, as a consequence of acquiring the Shares pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation of British Columbia including statutory rights of rescission or damages, will not be available to the Subscriber;

     (n) others will rely upon the truth and accuracy of the representations and warranties contained in this Section 2.1 and if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Issuer;

     (o) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

     (p) no documents in connection with the sale of the Shares hereunder have been reviewed by the SEC or any state securities administrators;

     (q)  there is no government or other insurance  covering any of the Shares;
          and

     (r) this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer, and the Subscriber acknowledges and agrees that the Issuer reserves the right to reject any Subscription for any reason whatsoever.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 8 OF 16


2.2 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

The Subscriber represents and warrants to and covenants with the Issuer (on its own behalf and, if applicable, on behalf of the Beneficial Purchaser from whom the Subscriber is contracting hereunder) that, as at the date of this Subscription Agreement and at the Closing:

     (a)  the Subscriber is a U.S. Person;

     (b) the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement;

     (c) it has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

     (d) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

     (e) the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

     (f) the Subscriber has received and carefully read this Subscription Agreement;

     (g)  the   Subscriber  is  aware  that  an  investment  in  the  Issuer  is speculative and involves certain risks, including the possible loss of the entire investment;

     (h) the Subscriber has made an independent examination and investigation of an investment in the Shares and the Issuer and has depended on the advice of its legal and financial advisors and agrees that the Issuer will not be responsible in any way whatsoever for the Subscriber's decision to invest in the Shares and the Issuer;

     (i) the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

     (j) the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

     (k) all information contained in the Questionnaires is complete and accurate and may be relied upon by the Issuer;

     (l) the Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and the Questionnaires and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Issuer;

     (m) the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                    PAGE 9 OF 16


     (n) the Subscriber is not an underwriter of, or dealer in, the shares of common stock of the Issuer, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

     (o) the Subscriber has previously invested in the Company and/or has a pre-existing relationship with the Company, is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (p)  no  person   has  made  to  the   Subscriber   any   written  or  oral
          representations:

          (i)  that any person will resell or repurchase any of the Shares,

          (ii) that any person will refund the purchase price of any of the Shares,

          (iii) as to the future price or value of any of the Shares, or

          (iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Issuer on any stock exchange or automated dealer quotation system; and

     (q) the Subscriber acknowledges and agrees that the Issuer shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Issuer, along with an executed copy of this Subscription Agreement:

          (i) a fully completed and executed copy of each of the Questionnaires in the forms attached hereto as Exhibit A and Exhibit B, and

          (ii) such other supporting documentation that the Issuer or its legal counsel may request to establish the Subscriber's qualification as a qualified investor.

2.3 RELIANCE, INDEMNITY AND NOTIFICATION OF CHANGES

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 5 to 13, the Questionnaires and the other schedules and appendices incorporated by reference) are made by the Subscriber with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Shares, and the Subscriber hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 3 to 5, the General Provisions on pages 5 to 13, the Questionnaires and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3. ACKNOWLEDGEMENT AND WAIVER

The Subscriber has acknowledged that the decision to acquire the Shares was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                   PAGE 10 OF 16


4. RESALE RESTRICTIONS

4.1 The  Subscriber  acknowledges  that any resale of any of the Shares  will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States. The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

4.2  The  Subscriber   acknowledges  that  the  Shares  are  subject  to  resale
restrictions in Canada and may not be traded in Canada except as permitted by the applicable provincial securities laws and the rules made thereunder.

4.3 If the Subscriber is not a resident of British Columbia or any other jurisdiction of Canada, the Subscriber represents, warrants and acknowledges that:

     (a) a subsequent trade in the Shares in or from British Columbia or any other jurisdiction of Canada will be a distribution subject to the prospectus and registration requirements of Applicable Canadian Securities Laws unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Shares (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend specified in BCI 51-509 (the "BC LEGEND") or the restrictive legend specified in NI 45-102 (the "CSA LEGEND");

     (b) the Subscriber is not a resident of Canada and undertakes not to trade or resell any of the Shares in or from Canada unless the trade or resale is made in accordance with BCI 51-509 or NI 45-102, as applicable. The Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of these representations and warranties made in this Section 4 and agrees that if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Issuer;

     (c) by executing and delivering this Subscription Agreement and as a consequence of the representations and warranties made by the Subscriber in this Section 4, the Subscriber will have directed the Issuer not to include the BC Legend or the CSA Legend on any certificates representing the Shares to be issued to the Subscriber. As a consequence, the Subscriber will not be able to rely on the resale provisions of BCI 51-509 or NI 45-102, and any subsequent trade in any of the Shares in or from British Columbia or any other jurisdiction of Canada will be a distribution subject to the prospectus and registration requirements of Applicable Canadian Securities Laws; and

     (d) if the Subscriber wishes to trade or resell any of the Shares in or from British Columbia or any other jurisdiction of Canada, the Subscriber agrees and undertakes to return, prior to any such trade or resale, any certificate representing the Shares to the Issuer's transfer agent to have the BC Legend or the CSA Legend, as applicable, imprinted on such certificate or to instruct the Issuer's transfer agent to include the BC Legend or the CSA Legend, as applicable on any ownership statement issued under a direct registration system or other book entry system.

5. COLLECTION OF PERSONAL INFORMATION

5.1 The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber's personal information for the purpose of fulfilling this Subscription Agreement and completing the offering. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the PROCEEDS OF CRIME (MONEY LAUNDERING) AND TERRORIST FINANCING ACT (Canada) and (e) any of the other parties involved in the US
Offering, including legal counsel, and may be included in record books in connection with the offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                   PAGE 11 OF 16


Subscriber may be purchasing Shares as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Issuer in order to comply with the foregoing.

5.2 Furthermore, the Subscriber is hereby notified that:

     (a) the Issuer may deliver to a provincial securities commission in Canada and/or the SEC certain personal information pertaining to the Subscriber, including such Subscriber's full name, residential address and telephone number, the number of shares or other securities of the Issuer owned by the Subscriber, the number of Shares purchased by the Subscriber and the total purchase price paid for such Shares, the prospectus exemption relied on by the Issuer and the date of distribution of the Shares,

     (b) such information is being collected indirectly by a provincial securities commission in Canada under the authority granted to it in securities legislation, and

     (c)  such   information  is  being   collected  for  the  purposes  of  the
          administration and enforcement of the securities legislation of Canada.

6. ISSUER'S ACCEPTANCE

The Subscription Agreement, when executed by the Subscriber, and delivered to the Issuer, will constitute a subscription for the Shares which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Subscription Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Subscriber, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

7. CLOSING

7.1 On or before the end of the business day before the Closing Date, the Subscriber shall deliver to the Issuer or the Issuer's lawyers the Subscription Agreement and all applicable schedules and required forms, duly executed, and wire payment in full for the total price of the Shares to be purchased by the Subscriber to the Issuer pursuant to the wiring instruction provided by the Issuer.

7.2 At Closing, the Issuer will deliver to the Subscriber the certificates representing the Shares purchased by the Subscriber registered in the name of the Subscriber or its nominee, or as directed by the Subscriber.

7.3 Where the funds for the purchase of the Shares are delivered to the Issuer, the Issuer is entitled to treat such funds as an interest free loan to the Issuer until such time as the subscription for the Shares is accepted and the certificates representing the Shares have been issued to the Subscriber.

8. MISCELLANEOUS

8.1 The Subscriber agrees to sell, assign or transfer the Shares only in accordance with the requirements of applicable securities laws and any legends placed on the Shares as contemplated by the Subscription Agreement.

8.2 The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Issuer in connection with the Private Placement.

8.3 The Issuer will be entitled to rely on delivery by facsimile machine or e-mail of an executed copy of this Subscription Agreement, and acceptance by the Issuer of such facsimile or e-mail copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Subscription Agreement is delivered to the Issuer at Closing, the Issuer and its counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered. This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                   PAGE 12 OF 16


8.4 Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer's having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

8.5 This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

8.6 Time is of the essence of this Subscription Agreement.

8.7 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Shares and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

8.8 The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

8.9 This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

8.10 A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

8.11 This Subscription Agreement is to be read with all changes in gender or number as required by the context.

8.12 This Subscription Agreement will be governed by and construed in accordance with the internal laws of State of Nevada (without reference to its rules governing the choice or conflict of laws).

                            End of General Provisions

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                   PAGE 13 OF 16


                                    EXHIBIT A

                      US ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

This Questionnaire is for use by each Subscriber who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 ACT")) and has indicated an interest in purchasing Shares of Sky Harvest Windpower Corp. (the "COMPANY"). The purpose of this Questionnaire is to assure the Company that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Company will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or
Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Shares or any other securities of the Company in any state other than those specifically authorized by the Company.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Company deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

The Subscriber covenants, represents and warrants to the Company that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Subscriber satisfies.)

_____     Category 1     An organization  described in Section  501(c)(3) of the
                         United States Internal  Revenue Code, a corporation,  a
                         Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000.

_____     Category 2     A natural person whose  individual net worth,  or joint
                         net worth  with that  person's  spouse,  on the date of
                         purchase  exceeds US $1,000,000  excluding the value of
                         the  primary   residence   of  such   natural   person,
                         calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property, up to the estimated fair market value of the property.

_____     Category 3     A natural person who had an individual income in excess
                         of US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US
                         $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____     Category 4     A "bank" as defined under Section (3)(a)(2) of the 1933
                         Act  or   savings   and  loan   association   or  other
                         institution  as defined in  Section  3(a)(5)(A)  of the
                         1933  Act  acting  in  its   individual   or  fiduciary
                         capacity;   a  broker  dealer  registered  pursuant  to
                         Section  15 of the  SECURITIES  EXCHANGE  ACT  OF  1934
                         (United  States);  an  insurance  company as defined in
                         Section  2(13) of the 1933 Act; an  investment  company
                         registered  under the  INVESTMENT  COMPANY  ACT OF 1940
                         (United  States) or a business  development  company as
                         defined  in  Section  2(a)(48)  of  such  Act;  a Small
                         Business  Investment Company licensed by the U.S. Small
                         Business  Administration under Section 301(c) or (d) of
                         the  SMALL  BUSINESS  INVESTMENT  ACT OF  1958  (United
                         States);   a  plan  with  total  assets  in  excess  of
                         $5,000,000  established  and  maintained by a state,  a
                         political   subdivision   thereof,   or  an  agency  or
                         instrumentality  of a state or a political  subdivision
                         thereof, for the benefit of its employees;  an employee
                         benefit   plan  within  the  meaning  of  the  EMPLOYEE
                         RETIREMENT  INCOME SECURITY ACT OF 1974 (United States)
                         whose   investment   decisions   are  made  by  a  plan
                         fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                   PAGE 14 OF 16


                         if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

_____     Category 5     A private  business  development  company as defined in
                         Section  202(a)(22) of the  INVESTMENT  ADVISERS ACT OF
                         1940 (United States).

_____     Category 6     A director or executive officer of the Company.

_____     Category 7     A trust with total assets in excess of $5,000,000,  not
                         formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

_____     Category 8     An entity in which all of the equity owners satisfy the
                         requirements   of  one  or   more   of  the   foregoing
                         categories.

Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Company with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber's status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

--------------------------------------------------------------------------------

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Company promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______ day of __________________, 2011.

If a Corporation, Partnership
or Other Entity:                             If an Individual:

-----------------------------------          -----------------------------------
Print of Type Name of Entity                 Signature

-----------------------------------          -----------------------------------
Signature of Authorized Signatory            Print or Type Name

-----------------------------------          -----------------------------------
Type of Entity                               Social Security/Tax I.D. No.

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                   PAGE 15 OF 16


                                    EXHIBIT B

                         CANADIAN INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement between the undersigned and Sky Harvest Windpower Corp. (the "COMPANY").

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 ("NI 45-106"). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1. if the Subscriber is not a resident of Ontario, the Subscriber is (TICK ONE OR MORE OF THE FOLLOWING BOXES):

     [ ] (A) a director, executive officer, founder or control person of the Company or an affiliate of the Company

     [ ] (B) a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company

     [ ] (C) a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company

     [ ] (D) a close personal friend of a director, executive officer, founder or control person of the Company

     [ ] (E) a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company

     [ ]  (F)  an accredited investor

     [ ] (G) a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F

     [ ] (H) a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F

2. if the Subscriber has checked box B, C, D, E, G or H in Section 1 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

--------------------------------------------------------------------------------

(INSTRUCTIONS  TO  SUBSCRIBER:  FILL IN THE  NAME OF  EACH  DIRECTOR,  EXECUTIVE
OFFICER, FOUNDER AND CONTROL PERSON WHICH YOU HAVE THE ABOVE-MENTIONED RELATIONSHIP WITH. IF YOU HAVE CHECKED BOX G OR H, ALSO INDICATE WHICH OF A TO F DESCRIBES THE SECURITYHOLDERS, DIRECTORS, TRUSTEES OR BENEFICIARIES WHICH QUALIFY YOU AS BOX G OR H AND PROVIDE THE NAMES OF THOSE INDIVIDUALS. PLEASE ATTACH A SEPARATE PAGE IF NECESSARY).

3. if the Subscriber is resident in Ontario, the Subscriber is (TICK ONE OR MORE OF THE FOLLOWING BOXES):

     [ ]  (A)  a founder of the Company

SUBSCRIPTION AGREEMENT (WITH RELATED APPENDICES, SCHEDULES AND FORMS)
                                                                   PAGE 16 OF 16


     [ ]  (B)  an affiliate of a founder of the Company

     [ ] (C) a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Company

     [ ]  (D)  a control person of the Company

     [ ]  (E)  an accredited investor

4. if the Subscriber has checked box C in Section 3 above, the executive officer, director or founder of the Company with whom the undersigned has the relationship is:

--------------------------------------------------------------------------------

(INSTRUCTIONS TO SUBSCRIBER: FILL IN THE NAME OF EACH EXECUTIVE OFFICER, DIRECTOR OR FOUNDER WHICH YOU HAVE THE ABOVE-MENTIONED RELATIONSHIP WITH.)

5. if the Subscriber has ticked box F in Section 1 or box E in Section 3 above, the Subscriber satisfies one or more of the categories of "accredited investor" (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

     [ ] (a) an individual who either alone or with a spouse beneficially owns financial assets (as defined in NI 45-106) having an aggregate
          realizable   value  that  before   taxes,   but  net  of  any  related
          liabilities, exceeds CDN$1,000,000;

     [ ] (b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

     [ ] (c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

     [ ] (d) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements; or

     [ ] (e) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Shares under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of ______________________, 2011.

 If an Individual:                            If a Corporation, Partnership or
                                              Other Entity:

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 Signature                                    Print or Type Name of Entity

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 Print or Type Name                           Signature of Authorized Signatory

                                              ----------------------------------
                                              Type of Entity